SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2004

DOTRONIX, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-9996	41-1387074
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
160 First Street S.E., New Brighton, Minnesota		55112-7894
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (651) 633-1742

N/A
(Former name or former address, if changed since last report.)

Item 12.	Regulation FD Disclosure

Exhibit 99

The registrant’s press release announcing its results for the quarter ended December 31, 2003, is being furnished as an exhibit to this Report pursuant to Item 12 on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dotronix, Inc.
Date: February 20, 2004	By:	/s/ Robert V. Kling

Robert V. Kling Chief Financial Officer